Exhibit 10.46

*** Text Omitted and Filed Separately with the Securities Exchange Commission

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

PLEDGE AND SECURITY AGREEMENT

dated as of

September 12, 2014

among

THE GRANTORS IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Collateral Agent

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ARTICLE VI

MISCELLANEOUS		23

Section 6.01	Notices	23
Section 6.02	Waivers; Amendment	23
Section 6.03	Collateral Agent’s Fees and Expenses; Indemnification	23
Section 6.04	Successors and Assigns	24
Section 6.05	Survival of Agreement	24
Section 6.06	Counterparts; Effectiveness; Several Agreement	24
Section 6.07	Severability	24
Section 6.08	Right of Set-Off	24
Section 6.09	Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process	25
Section 6.10	Headings	26
Section 6.11	Security Interest Absolute	26
Section 6.12	Termination or Release	26
Section 6.13	Additional Grantors	27
Section 6.14	Collateral Agent Appointed Attorney-in-Fact	27
Section 6.15	General Authority of the Collateral Agent	28
Section 6.16	Reasonable Care	29
Section 6.17	Delegation; Limitation	29
Section 6.18	Reinstatement	29
Section 6.19	Miscellaneous	29

Schedules

Schedule I	Pledged Equity
Schedule II	Commercial Tort Claims
Schedule III	LLC Agreements

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Copyright Security Agreement
Exhibit VI	UCC Financing Statements

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This PLEDGE AND SECURITY AGREEMENT dated as of September 12, 2014, is made by and among the Grantors (as defined below) and Bank of America, N.A., as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

Reference is made to the Loan Agreement dated as of September 12, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Financing I, LLC, a Delaware limited liability company (the “Borrower”), Vivint Solar Holdings, Inc., a Delaware corporation, each of the other Subsidiary Guarantors from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Loan Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The parties hereto are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Loan Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Loan Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Loan Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b) The rules of construction specified in Section 1.2 of the Loan Agreement also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Assigned Agreement” has the meaning set forth in Section 3.01(a)(xvii).

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“Borrower” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the recitals of the Agreement.

“Collateral Documents” has the meaning assigned to such term in the Loan Agreement.

“Commercial Tort Claims” has the meaning specified in Article 9 of the UCC.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now owned or hereafter acquired by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Person: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations and pending applications for registration in the USCO.

“Loan Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Discharge Date” has the meaning assigned to such term in Section 6.12.

“Equity Interests” in or of a Person, means, with respect to any Person, any membership interests, shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of membership interests, shares of capital stock of (or other ownership or profit interests in) such Person, any securities convertible into or exchangeable for membership interests, shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such membership interests, shares (or such other interests), and any other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such membership interests, shares, warrants, options, rights or other interests are outstanding on any date of determination, in each such case including all voting rights and economic rights related thereto.

“General Intangibles” has the meaning specified in Article 9 of the UCC.

“Grantor” means the Borrower, each Subsidiary Guarantor, and each other Person that subsequently becomes a party hereto in accordance with Section 6.13.

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“Intellectual Property” means all intellectual property now owned or hereafter acquired by any Person, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation, and all additions and improvements to the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“LLC Agreements” means each of the Limited Liability Company Agreements of each Subsidiary Guarantor, as listed on Schedule III hereto.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Person: (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations thereof, and all applications for letters Patent of the United States, including registrations and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower and each Guarantor.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01(b).

“Pledged Equity” has the meaning assigned to such term in Section 2.01(a).

“Released Subsidiary Guarantor” has the meaning assigned to such term in Section 6.12.

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“Released Subsidiary Guarantor Collateral” has the meaning assigned to such term in Section 6.12.

“Secured Obligations” means the “Obligations” (as defined in the Loan Agreement).

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Person: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now owned or hereafter acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any jurisdiction thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

PLEDGE OF EQUITY

Section 2.01 Pledge. To secure the timely payment and performance of the Secured Obligations when due, whether at stated maturity, by acceleration or otherwise, each Grantor hereby collaterally assigns and pledges to Collateral Agent, for the benefit of the Secured Parties, and grants to Collateral Agent, for the benefit of the Secured Parties, a continuing first priority lien on and security interest in all the estate, right, title and interest of such Grantor in, to and under any and all of the following properties, assets and rights of Grantor, wherever located, whether now owned or existing or hereafter acquired or arising:

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(a) any and all of the Grantors’ right(s), title(s) and interest(s), whether now owned or hereafter existing or acquired, in each Subsidiary Guarantor and the Subject Funds, as applicable, and all of the Equity Interests of each Subsidiary Guarantor and the Subject Funds related thereto, whether or not evidenced or represented by any certificated security or other instrument (the “Pledged Equity”), including, without, limitation:

(i) with respect to Borrower, all of the Equity Interests in each Subsidiary Guarantor, and with respect to each Subsidiary Guarantor, all of the Equity Interests in any Subject Fund owned by such Subsidiary Guarantor;

(ii) with respect to Borrower, all of Borrower’s rights under the LLC Agreements, and with respect to each Subsidiary Guarantor, all of such Subsidiary Guarantor’s rights under the Organizational Documents of any Subject Fund owned by such Subsidiary Guarantor;

(iii) all present and future rights of the Grantors to receive any payment of money or other distribution or payment arising out of or in connection with the Pledged Equity (including, with respect to Borrower, all of the Equity Interests in each Subsidiary Guarantor and its rights under each of the LLC Agreements, and with respect to each Subsidiary Guarantor, all of the Equity Interests in any Subject Fund owned by such Subsidiary Guarantor and its rights under the Organizational Documents of such Subject Fund);

(iv) all of the Grantors’ capital or ownership interest or other Equity Interest, including capital accounts, in the Subject Funds;

(v) all of the Grantors’ voting rights in or rights to control or direct the affairs of the Subject Funds;

(vi) all other rights, title and interest in or to the Subject Funds, as applicable, derived from the Pledged Equity;

(vii) any other claim which any Grantor now has or may in the future acquire in its capacity as a member or owner of each Subsidiary Guarantor or Subject Fund, as applicable, against the applicable Subsidiary Guarantor or Subject Fund and its property; and

(viii) all securities, certificates and other instruments representing or evidencing any of the foregoing rights and interests or the ownership thereof; and

(b) to the extent not otherwise included in clause (a), all Proceeds, products and accessions of any and all of the foregoing, including, without limitation, whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and

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any property into which any of the Collateral is converted, whether cash or noncash proceeds, and any and all other amounts paid or payable under or in connection with any of the Collateral (the items referred to in clauses (a) through (b) above being collectively referred to as the “Pledged Collateral”);

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02 Delivery of the Pledged Securities; Further Assurances.

(a) Each Grantor agrees that concurrently with the execution and delivery of this Agreement, each Grantor shall deliver to Collateral Agent in New York each original certificate evidencing the Pledged Equity (which certificates shall constitute “security certificates” (as defined in the UCC)) and, in the case of any limited liability company interest that is included in the Pledged Equity, together with an undated limited liability company interest power, covering each such certificate, and such other instruments and documents as the Collateral Agent may reasonably request.

(b) Each delivery of Pledged Equity shall be accompanied by a schedule describing the securities and listing the relevant Organizational Documents, which schedule shall be deemed to supplement Schedules I and III and made a part hereof; provided, that failure to supplement Schedule I or III shall not affect the validity of such pledge of such Pledged Equity. Each schedule so delivered shall supplement any prior schedules so delivered.

(c) Each Grantor agrees that from time to time, at the joint and several expense of the Grantors, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Grantor shall authorize the Collateral Agent to execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable or as Collateral Agent may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

(d) Notwithstanding anything to the contrary contained herein, Borrower shall remain liable under the LLC Agreements, and each Subsidiary Guarantor shall remain liable under the Organizational Documents for each Subject Fund, to perform all of its obligations thereunder, and Collateral Agent shall have no obligation or liability under the LLC Agreements or such other Organizational Documents, as applicable, by reason of or arising out of this Agreement, nor shall Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of any Grantor thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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Section 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) As of the date hereof, Schedule I includes all Equity Interests required to be pledged by each Grantor, and each Grantor has delivered to the Collateral Agent all certificates or instruments representing or evidencing such Equity Interests;

(b) the Pledged Equity has been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder, such Grantor (i) is the direct owner, beneficially and of record, of the Pledged Equity indicated on Schedule I, (ii) holds the same free and clear of all Liens, other than Liens created by the Collateral Documents or otherwise permitted under Section 6.2 of the Loan Agreement, and (iii) if requested by the Collateral Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by the Collateral Documents), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed or permitted by the Financing Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate, limited liability or limited partnership powers and have been duly authorized by all necessary corporate, limited liability or limited partnership action or other organizational action;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of all certificates or instruments representing or evidencing the Pledged Equity

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(including duly executed undated blank stock powers) to and continued possession by the Collateral Agent in the State of New York, the Collateral Agent for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Equity as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, and no further filings or other actions are necessary to perfect such security interest;

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral to the extent intended hereby;

(i) all interests in any limited liability company or limited partnership controlled by such Grantor that constitute Pledged Equity (i) are “securities” within the meaning of Sections 8-102(a)(15) and 8-103 of the Code, (ii) are “financial assets” (within the meaning of Section 8-102(a)(9) of the Code), (iii) are not credited to a “securities account” (within the meaning of Section 8-501(a) of the Code), (iv) are not dealt in or traded on a securities exchange or in a securities market, and (v) are not “investment company securities” (within the meaning of Section 8-103 of the Code); and

(j) it has not and shall not issue any options, warrants, calls or commitments of any character whatsoever obligating it to issue any Equity Interests.

Subject to the terms of this Agreement and to the extent permitted by Applicable Law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Collateral Agent with respect to any Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated, if any, without further consent by the applicable owner or holder of such Equity Interests.

Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor shall cause all interests in any limited liability company or limited partnership controlled by such Grantor that constitute Pledged Equity to at all times (i) continue to be “securities” within the meaning of Sections 8-102(a)(15) and 8-103 of the Code, (ii) continue to be “financial assets” (within the meaning of Section 8-102(a)(9) of the Code) and (iii) not credit such interests to a “securities account” (within the meaning of Section 8-501(a) of the Code), (iv) not be dealt in or traded on a securities exchange or in a securities market, and (v) not be “investment company securities” (within the meaning of Section 8-103 of the Code). The related limited liability company agreement or limited partnership agreement and the certificates evidencing the applicable interests each shall at all times state that such interests are “securities” as such term is defined in Article 8 of the Uniform Commercial Code, as from time to time amended and in effect, in the jurisdiction in which the issuer of such interests is organized. Subject in all respects to the foregoing provisions of this Section 2.04 and without limitation thereof, (x) to the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (1) each such certificate shall be delivered to the Collateral Agent, pursuant to Section 2.02(a) and (2) such Grantor shall fulfill all other requirements under

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Section 2.02 applicable in respect thereof and (y) each Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Collateral under the terms hereof.

Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Equity in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Equity.

Section 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Equity or any part thereof, and each Grantor agrees that it shall exercise such rights for purposes consistent with the terms of this Agreement, the Loan Agreement and the other Financing Documents;

(ii) The Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above; and

(iii) Each Grantor shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the Pledged Equity to the extent and only to the extent that such dividends and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Loan Agreement, the other Financing Documents and applicable Laws; provided that any noncash dividends or other distributions that would constitute Pledged Equity, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Equity or received in exchange for Pledged Equity or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall

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not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 10 days) delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 to the extent such proceeds remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower under Section 2.05 or Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

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(e) Irrevocable Proxy. Each Grantor hereby irrevocably grants and appoints Collateral Agent, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as such Grantor’s true and lawful proxy, for and in such Grantor’s name, place and stead to vote, during the continuance of an Event of Default, the Pledged Equity owned by such Grantor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired. The proxy granted and appointed in this Section 2.06(e) shall include the right, during the continuance of an Event of Default, to sign such Grantor’s name (as owner of the related Pledged Equity) to any consent, certificate or other document relating to the Pledged Equity owned by such Grantor that applicable law may permit or require, and to cause such Pledged Equity to be voted in accordance with the preceding sentence. Each Grantor hereby represents and warrants that there are no other proxies and powers of attorney with respect to the Pledged Equity that such Grantor may have granted or appointed. Until the Obligations have been paid and performed in full, each Grantor shall not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Equity owned by such Grantor and any attempt to do so will be void and of no effect. The proxies and powers granted by each Grantor pursuant to this Agreement are coupled with an interest and are given to secure the performance of such Grantor’s obligations.

ARTICLE III

SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranteed Obligations, each Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Goods;

(vii) all Instruments;

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(viii) all Inventory;

(ix) all Investment Property;

(x) all books and records pertaining to the Article 9 Collateral;

(xi) all Fixtures;

(xii) all Letters of Credit and Letter-of-Credit Rights;

(xiii) all Intellectual Property;

(xiv) all Commercial Tort Claims listed on Schedule II and on any supplement thereto received by the Collateral Agent pursuant to Section 3.03(g);

(xv) all cash and Cash Equivalents;

(xvi) all Deposit Accounts, Securities Accounts and Commodities Accounts;

(xvii) all agreements, including, without limitation, each and all of the Tax Equity Transaction Documents and all agreements or documents now existing or hereafter entered into by such Grantor relating to the acquisition, development, construction, supply, operation, maintenance or use and occupancy of any Project, including without limitation, all other instruments, agreements and documents executed and delivered with respect to such agreements, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof (the agreements described in this clause (xvii), collectively, the “Assigned Agreements”), including, without limitation, all rights of such Grantor (x) to receive moneys due and to become due under or pursuant to the Assigned Agreements, to compel performance and otherwise to exercise all remedies thereunder, including, without limitation, all rights to make determinations, to exercise any election or option contained in such agreements (including, but not limited to, termination thereof), to give or receive any notice or consent, to demand and receive any property which is the subject of any of the Assigned Agreements, to file any claims and generally to take any action which (in the opinion of the Collateral Agent) may be necessary or advisable in connection with any of the foregoing; (y) to receive the proceeds of any claim for damages arising out of or for breach of any Assigned Agreement and proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements; and (z) to all of such Grantor’s right, title and interest in, to and under the Assigned Agreements; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3.01, in no event shall the security interest granted under this Section 3.01 attach to any lease, license, contract, property rights or agreement to which any Grantor is a party or any

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of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Collateral Agent is authorized to file with the USPTO or the USCO (or any successor office) such documents executed by any Grantor as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States registered and applied for Intellectual Property of each Grantor in which a security interest has been granted by each Grantor and naming any Grantor or the Grantor as debtors and the Collateral Agent as secured party.

(e) Each Grantor shall (i) promptly from time to time enter into such control agreements, each in form and substance reasonably acceptable to the Collateral Agent, as may be required to perfect the security interest created hereby in any and all Deposit Accounts, Securities Accounts, Commodities Accounts, Investment Property, Electronic Chattel Paper and Letter-of-Credit Rights, and, in the case of any such Investment Property, Electronic Chattel Paper and Letter-of-Credit Rights, will promptly following receipt furnish to the Collateral Agent true copies thereof and (ii) take such other action as the Collateral Agent may reasonably deem necessary or appropriate to duly record or otherwise perfect the Security Interest in the Collateral referenced in clause (i).

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Section 3.02 Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:

(a) Subject to Liens permitted by Section 6.2 of the Loan Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except the information therein with respect to the exact legal name of each Grantor shall be correct and complete in all respects) as of the Closing Date. The UCC financing statements prepared by the Collateral Agent and attached hereto as Exhibit VI based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States registered and applied for Patents, Trademarks and Copyrights), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements substantially in the form attached hereto as Exhibits II, IV and V and containing a description of all Article 9 Collateral consisting of material United States registered and applied for Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, respectively, have been delivered to the Collateral Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for United States Patents, Trademarks and Copyrights. To the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States registered and applied for Patents, Trademarks and Copyrights acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9

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Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any statutory or similar Lien that has priority as a matter of Law and (ii) any Liens expressly permitted pursuant to Section 6.2 of the Loan Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.2 of the Loan Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral owned by any Grantor or any security agreement or similar instrument covering any Article 9 Collateral owned by any Grantor with the USPTO or the USCO, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.2 of the Loan Agreement and assignments permitted by the Loan Agreement.

(f) As of the date hereof, no Grantor has any Commercial Tort Claim in excess of $1,000,000, other than the Commercial Tort Claims listed on Schedule II.

Section 3.03 Covenants.

(a) Without at least five (5) Business Days’ prior written notice to the Collateral Agent, no Grantor shall change (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor or (iii) the jurisdiction of organization of any Grantor.

(b) Each Grantor shall, at its own expense, upon the reasonable request of the Collateral Agent, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.2 of the Loan Agreement; provided that, nothing in this Agreement shall prevent any Grantor (other than a Project Guarantor) from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) determined by such Grantor to be desirable in the conduct of its business and (y) permitted by the Loan Agreement.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in

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connection with any of the Article 9 Collateral that is in excess of $50,000 shall be or become evidenced by any promissory note, other instrument or debt security, such note, instrument or debt security shall be promptly (and in any event within 30 days of its acquisition) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(d) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.2 of the Loan Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Loan Agreement or any other Financing Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, the Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 3.03(f)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Financing Documents.

(e) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $50,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f) Intellectual Property Covenants.

(i) Other than to the extent not prohibited herein or in the Loan Agreement or with respect to registrations and applications no longer used or useful, except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in the Intellectual Property of such Grantor.

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(ii) Other than to the extent not prohibited herein or in the Loan Agreement, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may prematurely lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

(iii) Other than as excluded or as not prohibited herein or in the Loan Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and enforce each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of the material Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Notwithstanding any other provision of this Agreement, nothing in this Agreement prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, expire, terminate or be put into the public domain, any of its Intellectual Property to the extent any such action or inaction is permitted by the Loan Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) Within 30 days after each March 31 and September 30, the Borrower shall provide a list of any additional registrations of Intellectual Property of all Grantors with the USPTO and USCO not previously disclosed to the Collateral Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO.

(g) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed $1,000,000 for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 30 days after the end of the fiscal quarter in which such complaint was filed notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

(h) Each Grantor shall not cause or permit any Person other than the Collateral Agent to have “control” (within the meaning of Sections 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Deposit Account, Securities Account, Commodities Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

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(i) Assigned Agreements.

(i) Anything herein to the contrary notwithstanding, (A) each Grantor shall (until acquisition of such Grantor’s rights by a third party other than an Affiliate as a consequence of foreclosure, assumption or transfer of the Assigned Agreements), remain liable under the Assigned Agreements to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (B) the exercise by the Collateral Agent of any of the rights hereunder (other than following an acquisition of such Grantor’s rights by a third party other than an Affiliate as a consequence of foreclosure, assumption or transfer of the Assigned Agreements) shall not release such Grantor from any of its duties or obligations under the Assigned Agreements; and (C) until assumed or transferred as aforesaid, the Collateral Agent shall have no obligation or liability under the Assigned Agreements by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(ii) Except as otherwise provided in this clause (ii), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Assigned Agreements. In connection with such collections, such Grantor may take (and during an Event of Default, at the Collateral Agent’s direction shall take) such action as such Grantor or the Collateral Agent, as applicable, may deem necessary or advisable to enforce collection of the amounts due under the Assigned Agreements. Such Grantor agrees and confirms that, if requested by the Collateral Agent, it shall notify each party to the Assigned Agreements of the grant of the security interest therein and collateral assignment thereof to the Collateral Agent. No Grantor shall, except as specifically required or permitted by the Tax Equity Transaction Documents, take any action in connection with any Assigned Agreement which would impair the security interest of the Collateral Agent in the Collateral.

ARTICLE IV

REMEDIES

Section 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the Uniform Commercial Code or other applicable Law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice

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thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; (iv) in its name or in the name of such Grantor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; (v) make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral; (vi) require such Grantor to notify (and such Grantor hereby authorizes the Collateral Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral and on any Assigned Agreement that such Collateral has been assigned to the Collateral Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Collateral Agent or as it may direct (and if any such payments, or any other Proceeds of the Collateral, are received by such Grantor they shall be held in trust by such Grantor for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Collateral Agent for application as provided herein); (vii) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Assigned Agreement and execute, in connection with any sale provided for in this Section 4.01, any endorsements, assignments or other instruments or documents of conveyance or transfer with respect to the Collateral; and (viii) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

Notwithstanding anything herein to the contrary, the Collateral Agent acknowledges and agrees that, in connection with the foreclosure or sale of any Equity Interests of Vivint Solar Hannah Manager, LLC, the assignee of such Equity Interests (i) cannot be a person who is (A) a Tax Exempt Person, (B) restricted under OFAC, or (C) a Competitor, (ii) must otherwise comply with the requirements of Section 3.03(b)(iii) of the Limited Liability Company Agreement of Vivint Solar Hannah Manager, LLC, and (iii) to the extent involving more than forty-nine percent (49%) of the Class B Units, must be to a Qualified Transferee; provided, however, the assignee can satisfy the operator standard requirements set forth in clause (i) of the definition of Qualified Transferee by appointing (i) a third party who meets such operator standard requirements to perform the Managing Member’s duties or (ii) the Provider under the Maintenance Services Agreement. For purposes of this paragraph, all terms are as defined in the Limited Liability Company Agreement of Vivint Solar Hannah Project Company, LLC, dated as of February 14, 2014.

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The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

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The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Section 4.01 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account, Securities Account or Commodities Account and provide instructions directing the disposition of funds in any Deposit Account, Securities Account or Commodities Account and provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to such Grantor, transfer to or register in the name of the Collateral Agent or any of its nominees any or all security Collateral.

Section 4.02 Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash in accordance with the terms of the Loan Agreement and the other Financing Documents to which it is a party.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

Section 4.03 Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent a non-exclusive, royalty-free, limited license to use, license or, solely to the extent necessary to exercise those rights and remedies, sublicense any of the Intellectual

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Property now owned or hereafter acquired by such Grantor, and wherever the same are located, and including in such license necessary access to media in which such licensed items are recorded or stored and to computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall be exercised by the Collateral Agent solely during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor; provided, further, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Loan Agreement, with respect to such property or otherwise prejudices the value thereof to the relevant Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks material to the business of such Grantor shall be subject to restrictions, including, without limitation restrictions as to goods or services associated with such Trademarks and the maintenance of quality standards with respect to the goods and services on which such Trademarks are used, sufficient to preserve the validity and value of such Trademarks. For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor. Upon the occurrence and during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor, the Collateral Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

ARTICLE V

SUBORDINATION

Section 5.01 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations.

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ARTICLE VI

MISCELLANEOUS

Section 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.1 of the Loan Agreement. All communications and notices hereunder to the Borrower or any other Grantor shall be given to it in care of the Borrower as provided in Section 10.1 of the Loan Agreement.

Section 6.02 Waivers; Amendment.

(a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Financing Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the provision of services under Cash Management Obligations or Secured Hedge Agreements shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.12 of the Loan Agreement.

Section 6.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith, in each case, as provided in Section 10.4 of the Loan Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Financing Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Financing Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

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Section 6.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors hereunder and in the other Financing Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Financing Documents, the making of any Loans and the provision of services under Cash Management Obligations or Secured Hedge Agreements, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.12 below.

Section 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Loan Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.08 Right of Set-Off. In addition to any rights and remedies of the Secured Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest

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extent permitted by applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Secured Party and its Affiliates to or for the credit or the account of the respective Grantors against any and all Obligations owing to such Secured Party and its Affiliates under the Financing Documents, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Secured Party agrees promptly to notify the applicable Grantor and the Collateral Agent after any such set-off and application made by such Secured Party; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have at Law.

Section 6.09 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) THIS AGREEMENT AND EACH OTHER FINANCING DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY FINANCING DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY FINANCING DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY FINANCING DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY FINANCING DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 4.01. NOTHING IN THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY FINANCING DOCUMENT OR IN ANY WAY CONNECTED WITH OR

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RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY FINANCING DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.09 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 6.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.11 Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Financing Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Financing Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.12 Termination or Release. This Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the date all Secured Obligations (other than contingent obligations not yet accrued and payable) have been paid in full, all Commitments have terminated or expired and each Agent, upon request of the Grantors, has taken such actions as shall be required to release the security interest created under this Agreement in the Collateral (the “Discharge Date”); (b) be binding upon each Grantor and its respective successors and permitted assigns; and (c) inure, together with the rights and remedies of Collateral Agent, to the benefit of Collateral Agent, the other Secured Parties and their respective successors, transferees and permitted assigns; provided, however, that upon the conditions set forth in Section 2.10(c) of the Loan Agreement being met with respect to a Subsidiary Guarantor (a “Released Subsidiary Guarantor”), the security interest granted herein with respect to the Pledged Equity (and any other rights as specified in Section 4 hereof) of the applicable Released Subsidiary Guarantor and the Pledged Equity of any Subject Fund owned by the Released Subsidiary Guarantor (together, the “Released Subsidiary Guarantor Collateral”) shall be automatically released, the security interest granted hereby in the Released Subsidiary Guarantor Collateral shall terminate and all

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rights to the Released Subsidiary Guarantor Collateral shall revert to Borrower or Released Subsidiary Guarantor, as applicable, and any certificated securities and irrevocable proxies and/or power relating to the Released Subsidiary Guarantor Collateral shall be returned to the Borrower or Released Subsidiary Guarantor, as applicable. Collateral Agent or any of the other Secured Parties may assign or otherwise transfer all or any part of or interest in the Financing Documents or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with the Loan Agreement and the CADA, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Secured Parties herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by Collateral Agent to any security it may have in any order it may deem appropriate, shall not affect the liability of any Person on the indebtedness secured hereby. Upon the Discharge Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon the Discharge Date, Collateral Agent will, at the Grantors’ expense, execute and deliver to each Grantor such documents as any Grantor shall reasonably request to evidence the termination of this Agreement. If this Agreement shall be terminated or revoked by operation of Law, each Grantor shall indemnify and hold Collateral Agent and the other Secured Parties harmless from any cost or expense which may be suffered or incurred by Collateral Agent and the other Secured Parties in acting hereunder in accordance with the indemnification provisions set forth in the Loan Agreement, prior to the receipt by Collateral Agent, its successors, transferees or assigns of notice of such termination or revocation.

Section 6.13 Additional Grantors. Pursuant to Section 2.10(b) of the Loan Agreement, certain additional Subsidiaries of the Borrower may be required to enter into this Agreement as Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of a Security Agreement Supplement, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.14 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send

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verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (i) to make all determinations and decisions with respect thereto; (j) to obtain or maintain the policies of insurance required by Section 5.17 of the Loan Agreement or paying any premium in whole or in part relating thereto; and (k) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

Section 6.15 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

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Section 6.16 Reasonable Care. The Collateral Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

Section 6.17 Delegation; Limitation. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

Section 6.18 Reinstatement. The obligations of the Grantors under this Security Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.19 Miscellaneous. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

VIVINT SOLAR FINANCING I, LLC, a
Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR LIBERTY MANAGER,
LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR MARGAUX
MANAGER, LLC, a Delaware limited
liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR FUND III MANAGER,
LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR MIA MANAGER, LLC,
a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

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[Signature Page to Pledge and Security Agreement]

VIVINT SOLAR AALIYAH
MANAGER, LLC, a Delaware limited
liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR REBECCA
MANAGER, LLC, a Delaware limited
liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR HANNAH MANAGER,
LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR NICOLE MANAGER,
LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

VIVINT SOLAR ELYSE MANAGER,
LLC, a Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

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[Signature Page to Pledge and Security Agreement]

VIVINT SOLAR OWNER I, LLC, a
Delaware limited liability company

By:	/s/ Thomas Plagemann
Name:	Thomas Plagemann
Title:	Executive Vice President, Capital Markets

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[Signature Page to Pledge and Security Agreement]

BANK OF AMERICA, N.A., as Collateral
Agent

By:	/s/ Darleen R. Parmelee
Name:	Darleen R. Parmelee
Title:	Vice President

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[Signature Page to Pledge and Security Agreement]

Schedule I to

the Security Agreement

[Intentionally omitted.]

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Schedule I to

the Security Agreement

PLEDGED EQUITY

Pledged Stock:

None.

Pledged LLC Interests:

Issuer	Record Owner	Certificate No.	No. of Shares	Percentage Ownership
Vivint Solar Financing I, LLC	Vivint Solar Holdings, Inc.	1	(n/a)/100%	100%
Vivint Solar Liberty Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Margaux Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Fund III Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Mia Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Aaliyah Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Rebecca Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Hannah Manager, LLC	Vivint Solar Financing I, LLC	3	(n/a)/100%	100%
Vivint Solar Nicole Manager, LLC	Vivint Solar Financing I, LLC	2	(n/a)/100%	100%

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Vivint Solar Elyse Manager, LLC	Vivint Solar Financing I, LLC	2	(n/a)/100%	100%
Vivint Solar Owner I, LLC	Vivint Solar Financing I, LLC	1	(n/a)/100%	100%
Vivint Solar Liberty Master Tenant, LLC	Vivint Solar Liberty Manager, LLC	1	(n/a)	***% (pre-flip), ***% (post-flip)
Vivint Solar Liberty Owner, LLC	Vivint Solar Liberty Manager, LLC	1	(n/a)	***%
Vivint Solar Margaux Master Tenant, LLC	Vivint Solar Margaux Manager, LLC	1	(n/a)	***% (pre-flip), ***% (post-flip)
Vivint Solar Margaux Owner, LLC	Vivint Solar Margaux Manager, LLC	1	(n/a)	***%
Vivint Solar Fund III Master Tenant, LLC	Vivint Solar Fund III Manager, LLC	1	(n/a)	***% (pre-flip), ***% (post-flip)
Vivint Solar Fund III Owner, LLC	Vivint Solar Fund III Manager, LLC	1	(n/a)	***%
Vivint Solar Mia Project Company, LLC	Vivint Solar Mia Project Company, LLC	B-1	100 Class B Membership Interests	100% of Class B Equity Interests (***% of Mia Project Co. Equity Interests)
Vivint Solar Aaliyah Project Company, LLC	Vivint Solar Aaliyah Manager, LLC	B-2	100 Class B Membership Interests	100% of Class B Equity Interests (***% of Aaliyah Project Co. Equity Interests)
Vivint Solar Rebecca Project Company, LLC	Vivint Solar Rebecca Manager, LLC	B-1	100 Class B Membership Interests	100% of Class B Equity Interests (***% of Rebecca Project Co. Equity Interests)
Vivint Solar Hannah Project Company, LLC	Vivint Solar Hannah Manager, LLC	B-1	1,000 Class B Units	***%

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Vivint Solar Nicole Master Tenant, LLC	Vivint Solar Nicole Manager, LLC	1	(n/a)	***% (pre-flip), ***% (post-flip)
Vivint Solar Nicole Owner, LLC	Vivint Solar Nicole Manager, LLC	1	(n/a)	***%
Vivint Solar Elyse Project Company, LLC	Vivint Solar Elyse Manager, LLC	B-1	100 Class B Units	***%

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Schedule II to

the Security Agreement

COMMERCIAL TORT CLAIMS

None.

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Schedule III to

the Security Agreement

LLC AGREEMENTS

1.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Liberty Manager, LLC, dated September 12, 2014

2.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Margaux Manager, LLC, dated September 12, 2014

3.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Fund III Manager, LLC, dated September 12, 2014

4.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Mia Manager, LLC, dated September 12, 2014

5.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Aaliyah Manager, LLC, dated September 12, 2014

6.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Rebecca Manager, LLC, dated September 12, 2014

7.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Hannah Manager, LLC, dated September 12, 2014

8.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Nicole Manager, LLC, dated September 12, 2014

9.	Amended and Restated Limited Liability Company Agreement of Vivint Solar Elyse Manager, LLC, dated September 12, 2014

10.	Limited Liability Company Agreement of Vivint Solar Owner I, LLC, dated September 12, 2014

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Exhibit I to the

Security Agreement

SUPPLEMENT NO.     dated as of [—], to the Security Agreement (the “Security Agreement”), dated as of September 12, 2014, among the Grantors identified therein and Bank of America, N.A., as Collateral Agent.

A. Reference is made to the Loan Agreement dated as of September 12, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Vivint Solar Holdings, Inc., a Delaware corporation (the “Borrower”), certain Guarantors from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement and the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 6.13 of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Grantor under the Security Agreement as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 6.13 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

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SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Schedules II and III to the Security Agreement applicable to it and its and its’ subsidiaries legal name, jurisdiction of formation and location of Chief Executive Office and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signature pages follow]

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

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BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Schedule I

to the Supplement No_ to the

Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

INSTRUMENTS AND DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

COMMERCIAL TORT CLAIMS

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Exhibit II to the

Security Agreement

FORM OF PERFECTION CERTIFICATE

See attached.

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Exhibit III to the

Security Agreement

FORM OF

PATENT SECURITY AGREEMENT (SHORT FORM)

PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [    ], by [    ] and [                ] (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Loan Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of September 12, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Loan Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Grantor:

(a) Patents of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form

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releasing the lien on and security interest in the Patents under this Patent Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Patents.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

[GRANTOR]

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Schedule I

to

PATENT SECURITY AGREEMENT

UNITED STATES PATENTS AND PATENT APPLICATIONS

Patents:

OWNER	PATENT NUMBER	TITLE

Patent Applications:

OWNER	APPLICATION NUMBER	TITLE

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Exhibit IV to the

Security Agreement

FORM OF

TRADEMARK SECURITY AGREEMENT (SHORT FORM)

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [    ], by [    ] and [                ] (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Loan Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of September 12, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Loan Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Grantor:

(a) registered Trademarks of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Trademarks.

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow]

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

[GRANTOR]

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Schedule I

to

TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Exhibit V to the

Security Agreement

FORM OF

COPYRIGHT SECURITY AGREEMENT (SHORT FORM)

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [    ], by [    ] and [                ] (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Collateral Agent pursuant to the Loan Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of September 12, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Loan Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Grantor:

(a) registered Copyrights of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Copyrights under this Copyright Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Copyrights.

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow.]

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

[GRANTOR]

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Schedule I

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS

OWNER	REGISTRATION NUMBER	COPYRIGHT TITLE

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission

Exhibit VI to the

Security Agreement

UCC FINANCING STATEMENTS

To be attached.

***	Confidential treatment has been requested for the portions marked by “***”. The confidential redacted portions have been omitted and filed separately with the Commission